Exhibit 99.2

FelCor Lodging Trust Incorporated

Supplemental Information

Three Months Ended March 31, 2005

Date of Issuance May 2, 2005

All dollar amounts shown in this report are in U.S. dollars unless otherwise noted.
This Supplemental Information is neither an offer to sell nor a solicitation to buy any securities of FelCor. Any offers to sell or solicitations to buy any securities of FelCor shall be made only by means of a prospectus.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2005

This supplement contains registered trademarks owned or licensed by companies other than us, which may include, but are not limited to, Candlewood Suites®, Courtyard by Marriott®, Crowne Plaza®, Disneyland®, Doubletree®, Doubletree Guest Suites®, Embassy Suites Hotels®, Fairfield Inn®, Four Points® by Sheraton, Hampton Inn®, Harvey Hotel®, Harvey Suites®, Hilton®, Hilton Grand Vacations Company®, Hilton Suites®, Holiday Inn®, Holiday Inn & Suites®, Holiday Inn Express®, Holiday Inn Express & Suites®, Holiday Inn Select®, Homewood Suites® by Hilton, InterContinental®, Priority Club®, Sheraton®, Sheraton Suites®, St. Regis®, Staybridge Suites®, The Luxury Collection®, W®, Walt Disney World®, Worlds of Fun®, Westin®, and Wyndham®.

With the exception of historical information, the matters discussed in this supplement include “forward looking statements” within the meaning of the federal securities laws. Forward looking statements are not guarantees of future performance. Numerous risks and uncertainties, and the occurrence of future events, may cause actual results to differ materially from those currently anticipated. General economic conditions, including the timing and magnitude of the current recovery in the economy, the realization of anticipated job growth, the impact of U.S. military involvement in the Middle East and elsewhere, future acts of terrorism, the impact on the travel industry of increased security precautions, the availability of capital, the ability to effect sales of non-strategic hotels at anticipated prices, and numerous other factors may affect our future results, performance and achievements. Certain of these risks and uncertainties are described in greater detail under “Cautionary Factors That May Affect Future Results” in Item 1 above, or in our other filings with the Securities and Exchange Commission. Although we believe our current expectations to be based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that actual results will not differ materially.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2005

CORPORATE DATA

About the Company

In 1994, FelCor Lodging Trust Incorporated went public as a real estate investment trust (REIT) with six hotels and a market capitalization of $120 million. At March 31, 2005, FelCor was one of the nation’s largest lodging REITs and the nations’s largest owner of full service, all-suite hotels. FelCor’s portfolio was comprised of 143 consolidated hotels, including 141 hotels in continuing operations and two hotels that were “held for sale” and included in discontinued operations. For the 141 hotels included in continuing operations, the operating revenues and expenses are reflected in FelCor’s consolidated statements of operations because of our ownership interests of the operating lessees of these hotels. FelCor also owned 50% joint venture interests in five hotels whose operations were accounted for using the equity method. FelCor owned 69 full service, all-suite hotels, and was the largest owner of Embassy Suites Hotels and independently owned Doubletree Guest Suites hotels. FelCor’s portfolio also included 64 hotels in the upscale and full service segments. The Company’s hotels were located in 31 states and Canada. FelCor had a market capitalization of approximately $3.0 billion at March 31, 2005.

Strategy

FelCor’s hotels are generally managed by the brand owners such as Hilton Hotels Corporation, InterContinental Hotels Group, and Starwood Hotels & Resorts. FelCor is competitively positioned to deliver superior long-term stockholder returns through its strong management team, diversified upscale and full-service hotels, and strategic brand manager alliances.

Stock and Debt Ratings

	Senior Unsecured Debt	Preferred Stock
Moody’s	B1	B3
Standard & Poors	B-	CCC

Stock Exchange Listing
Common Stock (NYSE: FCH)
$1.95 Series A Cumulative Convertible Preferred Stock (NYSE: FCHPRA)
9% Series B Cumulative Redeemable Preferred Stock (NYSE: FCHPRB)
8% Series C Cumulative Redeemable Preferred Stock (NYSE:FCHPRC)

Fiscal Year End
December 31

Number of employees
73

Corporate Headquarters
545 E. John Carpenter Frwy., Suite 1300
Irving, TX 75062
(972) 444-4900

Investor Relations Contact Stephen A. Schafer Vice President of Investor Relations (972) 444-4912 sschafer@felcor.com	Media Contact Monica L. Hildebrand Vice President of Communications (972) 444-4917 mhildebrand@felcor.com

Information Request
information@felcor.com

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2005

Board of Directors

Donald J. McNamara, Chairman of the Board
Principal, The Hampstead Group

Thomas J. Corcoran, Jr.
President and Chief Executive Officer, FelCor Lodging Trust Incorporated

Melinda J. Bush, C.H.A.
Chairman and Chief Executive Officer, HRW Holdings, LLC

Richard S. Ellwood
President, R.S. Ellwood and Co., Inc.

Richard O. Jacobson
Chairman of the Board, Jacobson Warehouse Company, Inc.

David C. Kloeppel
Executive Vice President and Chief Financial Officer, Gaylord Entertainment Company

Charles A. Ledsinger, Jr.
President and Chief Executive Officer, Choice Hotels International

Robert H. Lutz, Jr.
President, RL Investments, Inc.

Robert A. Mathewson
President, RGC, Inc.

Michael D. Rose
Chairman, Gaylord Entertainment Company

Executive Officers

Thomas J. Corcoran, Jr., President and Chief Executive Officer

Richard A. Smith, Executive Vice President and Chief Financial Officer

Michael A. DeNicola, Executive Vice President and Chief Investment Officer

Lawrence D. Robinson, Executive Vice President, General Counsel and Secretary

Jack Eslick, Senior Vice President, Director of Asset Management

Lester C. Johnson, Senior Vice President, Controller and Principal Accounting Officer

June C. McCutchen, Senior Vice President, Director of Design and Construction

Larry J. Mundy, Senior Vice President, Director of Business Initiatives and Assistant General Counsel

Andrew J. Welch, Senior Vice President and Treasurer

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2005

Equity Research Coverage

Firm	Analyst	Telephone
Calyon Securities (USA)	Smedes Rose	(212) 408-5649
Deutsche Bank North America	Marc J. Falcone	(212) 469-7417
Friedman, Billings, Ramsey, & Co.	David Loeb	(703) 469-1289
Green Street Advisors	John V. Arabia	(949) 640-8780
JPMorgan Securities	Harry C. Curtis	(212) 622-6610
Legg Mason Wood Walker, Inc.	Rod F. Petrik	(410) 454-4131
Lehman Brothers	Felicia Kantor Hendrix	(212) 526-5562
Merrill Lynch	David W. Anders	(212) 449-2739
Prudential Equity Group, LLC	James W. Sullivan	(212) 778-2515
Smith Barney Citigroup	Michael J. Rietbrock	(212) 816-7777
UBS (US)	William B. Truelove	(212) 713-3098
Wachovia Securities	Jeffrey J. Donnelly	(617) 603-4262

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2005

FINANCIAL HIGHLIGHTS

Supplemental Financial Data
(in thousands, except per share information, ratios and percentages)

	March 31,	December 31,
Total Enterprise Value	2005	2004
Common shares outstanding	59,845	59,817
Units outstanding	2,788	2,788

Combined shares and units outstanding	62,633	62,605
Common stock price at end of period	$12.43	$14.65

Common equity capitalization	$778,528	$917,163
Series A preferred stock	309,362	309,362
Series B preferred stock	169,395	169,395
Consolidated debt	1,762,209	1,767,122
Minority interest of consolidated debt	(5,599)	(5,618)
Pro rata share of unconsolidated debt	108,202	109,146
Cash and cash equivalents	(125,506)	(119,310)

Total enterprise value (TEV)	$2,996,591	$3,147,260

TEV per room(a)	$81	$84
Pro rata rooms owned	37,147	37,338
Dividends Per Share
Dividends declared (quarter ended):
Series A preferred stock	$0.4875	$0.4875
Series B preferred stock (depository shares)	0.5625	0.5625
Selected Balance Sheet Data
Investment in hotels, at cost(b)	$3,879,908	$3,909,021
Total cash and cash equivalents	125,506	119,310
Total assets	3,318,269	3,317,658
Total debt	1,762,209	1,767,122
Total stockholders’ equity	1,313,752	1,330,323
Total stockholders equity less preferred equity	834,995	851,566
Book value per common share outstanding	13.95	14.24

(a)	Based on pro rata ownership.

(b)	Investment in hotels, at cost, is defined as consolidated hotel book value (after impairment charges but before accumulated depreciation).

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2005

Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended
	March 31,
	2005	2004
Revenues:
Hotel operating revenue:
Room	$242,490	$229,271
Food and beverage	42,410	41,063
Other operating departments	14,898	15,168
Retail space rental and other revenue	156	245

Total revenues	299,954	285,747

Expenses:
Hotel departmental expenses:
Room	62,961	61,031
Food and beverage	33,516	33,093
Other operating departments	7,369	7,536
Other property related costs	89,787	84,811
Management and franchise fees	15,116	14,678
Taxes, insurance and lease expense	31,135	30,226
Corporate expenses	4,544	3,386
Depreciation	30,054	28,944

Total operating expenses	274,482	263,705

Operating income	25,472	22,042
Interest expense, net	(33,241)	(41,124)
Charge-off of deferred financing costs	—	(230)
Asset disposition costs	(1,300)	—

Loss before equity in income from unconsolidated entities, minority interests and gain on sale of assets	(9,069)	(19,312)
Equity in income from unconsolidated entities	1,131	982
Minority interests	925	1,156

Loss from continuing operations	(7,013)	(17,174)
Discontinued operations	(1,001)	(3,525)

Net loss	(8,014)	(20,699)
Preferred dividends	(10,091)	(6,726)

Net loss applicable to common stockholders	(18,105)	(27,425)

Basic and diluted per common share data:
Net loss from continuing operations	$(0.29)	$(0.41)

Net loss	$(0.30)	$(0.47)

Weighted average common shares outstanding	59,416	58,937

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2005

Discontinued Operations
(in thousands)

     Included in discontinued operations are the results of operations of the 18 hotels disposed of in 2004, two hotels designated as held for sale at March 31, 2005, and one hotel sold in the first quarter 2005. Condensed financial information for the hotels included in discontinued operations is as follows:

	Three Months Ended
	March 31,
	2005	2004
Hotel operating revenue	$3,203	$29,869
Hotel operating expenses	3,712	28,950

Operating income	(509)	919
Direct interest costs, net	—	3
Impairment loss	(559)	—
Lease termination expense from asset disposition	—	(4,900)
Gain (loss) on sale of assets	20	272
Minority interest in FelCor LP	47	181

Loss from discontinued operations	(1,001)	(3,525)
Depreciation	443	1,950
Minority interest	(47)	(181)
Interest expense	—	(1)

EBITDA from discontinued operations	(605)	(1,757)
Loss (gain) on sale of assets	(20)	(272)
Impairment loss	559	—
Lease termination expense from asset disposition	—	4,900

Adjusted EBITDA from discontinued operations	$(66)	$2,871

Non-GAAP Financial Measures

     We refer in this Supplemental Information to certain “non-GAAP financial measures.” These measures, including FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, hotel operating profit and hotel operating margin are measures of our financial performance that are not calculated and presented in accordance with generally accepted accounting principles (“GAAP”). The following tables set forth the adjustments made and reconcile each of these non-GAAP measures to the most comparable GAAP financial measure. Immediately following the reconciliations, we include a discussion of why we believe these measures are useful supplemental measures of our performance and of the limitations upon such measures.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2005

Non-GAAP Financial Measures (continued)

Reconciliation of Net Loss to FFO and Adjusted FFO
(in thousands, except per share data)

	Three Months Ended March 31,
	2005			2004
			Per Share			Per Share
	Dollars	Shares	Amount	Dollars	Shares	Amount
Net loss	$(8,014)			$(20,699)
Preferred dividends	(10,091)			(6,726)

Net loss applicable to common stockholders	(18,105)	59,416	$(0.30)	(27,425)	58,937	$(0.47)
Depreciation from continuing operations	30,054	—	0.51	28,944	—	0.49
Depreciation from unconsolidated entities and discontinued operations	2,708	—	0.05	3,724	—	0.06
Loss (gain) on sale of assets	(20)	—	—	(272)	—	(0.01)
Minority interest in FelCor LP	(843)	2,788	(0.04)	(1,407)	3,033	(0.01)
Conversion of options and unvested restricted stock	—	421	—	—	201	—

FFO	13,794	62,625	0.22	3,564	62,171	0.06
Charge off of deferred debt costs	—	—	—	230	—	—
Asset disposition costs	1,300	—	0.02	4,900	—	0.08
Impairment	559	—	0.01	—	—	—

Adjusted FFO	$15,653	62,625	$0.25	$8,694	62,171	$0.14

Reconciliation of Net Loss to EBITDA, Adjusted EBITDA and Same-Store EBITDA
(in thousands)

	Three Months Ended
	March 31,
	2005	2004
Net loss	$(8,014)	$(20,699)
Depreciation from continuing operations	30,054	28,944
Depreciation from unconsolidated entities and discontinued operations	2,708	3,724
Minority interest in FelCor Lodging LP	(843)	(1,407)
Interest expense	33,883	41,845
Interest expense from unconsolidated entities and discontinued operations	1,778	1,319
Amortization expense	597	503

EBITDA	60,163	54,229
Charge off of deferred debt costs	—	230
Asset disposition costs	1,300	4,900
Gain on sale of assets	(20)	(272)
Impairment	559	—

Adjusted EBITDA	62,002	59,087
Adjusted EBITDA from discontinued operations	66	(2,871)

Same-Store EBITDA	$62,068	$56,216

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2005

Non-GAAP Financial Measures (continued)

Hotel Operating Profit and Hotel Operating Margin
(dollars in thousands)

	Three Months Ended
	March 31,
	2005	2004
Total revenue	$299,954	$285,747
Retail space rental and other revenue	(156)	(245)

Hotel revenue	299,798	285,502
Hotel operating expenses	(239,884)	(231,375)

Hotel operating profit	$59,914	$54,127

Hotel operating margin	20.0%	19.0%

Hotel Operating Expense Composition
(dollars in thousands)

	Three Months Ended
	March 31,
	2005	2004
Hotel departmental expenses:
Room	$62,961	$61,031
Food and beverage	33,516	33,093
Other operating departments	7,369	7,536
Other property related costs:
Administrative and general	29,149	27,730
Marketing and advertising	26,679	25,344
Repairs and maintenance	17,397	16,764
Energy	16,562	14,973
Taxes, insurance and lease expense	31,135	30,226

Total other property related costs	120,922	115,037
Management and franchise fees	15,116	14,678

Hotel operating expenses	$239,884	$231,375

Reconciliation of total operating expense to hotel operating expense:
Total operating expenses	$274,482	$263,705
Corporate expenses	(4,544)	(3,386)
Depreciation	(30,054)	(28,944)

Hotel operating expenses	$239,884	$231,375

Supplemental information:
Compensation and benefits expense (included in hotel operating expenses)	$97,903	$94,458

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2005

Non-GAAP Financial Measures (continued)

     Substantially all of our non-current assets consist of real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to be helpful in evaluating a real estate company’s operations. These supplemental measures, including FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, hotel operating profit and hotel operating margin, are not measures of operating performance under GAAP. However, we consider these non-GAAP measures to be supplemental measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income as a measure of our operating performance.

FFO and EBITDA

     The White Paper on Funds From Operations approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), defines FFO as net income or loss (computed in accordance with GAAP), excluding gains or losses from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. We compute FFO in accordance with standards established by NAREIT. This may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do.

     EBITDA is a commonly used measure of performance in many industries. We define EBITDA as net income or loss (computed in accordance with GAAP) plus interest expenses, income taxes, depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect EBITDA on the same basis.

Adjustments to FFO and EBITDA

     We adjust FFO and EBITDA when evaluating our performance because management believes that the exclusion of certain additional recurring and non-recurring items described below provides useful supplemental information to investors regarding our ongoing operating performance and that the presentation of Adjusted FFO, Adjusted EBITDA and Same-Store EBITDA, when combined with GAAP net income, EBITDA and FFO, is beneficial to an investor’s better understanding of our operating performance.

•	Gains and losses related to early extinguishment of debt and interest rate swaps – We exclude gains and losses related to early extinguishment of debt and interest rate swaps from FFO and EBITDA because we believe that it is not indicative of ongoing operating performance of our hotel assets. This also represents an acceleration of interest expense or a reduction of interest expense, and interest expense is excluded from EBITDA.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2005

Non-GAAP Financial Measures (continued)

•	Impairment losses – We exclude the effect of impairment losses and gains or losses on disposition of assets in computing Adjusted FFO and Adjusted EBITDA because we believe that including these is not consistent with reflecting the ongoing performance of our remaining assets. Additionally, we believe that impairment charges and gains or losses on disposition of assets represent accelerated depreciation or excess depreciation, and depreciation is excluded from FFO by the NAREIT definition and from EBITDA.

•	Cumulative effect of a change in accounting principle – Infrequently, the Financial Accounting Standards Board promulgates new accounting standards that require the consolidated statements of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments in computing Adjusted FFO and Adjusted EBITDA because they do not reflect our actual performance for that period.

     In addition, to derive Adjusted EBITDA, we adjust EBITDA for Gains or losses on the sale of assets because we believe that including them in EBITDA is not consistent with reflecting ongoing performance of our remaining assets. Additionally, the gain or loss on sale of depreciable assets represents either accelerated depreciation or excess depreciation in previous periods, and depreciation is excluded from EBITDA.

     To derive Same-Store EBITDA, we make the same adjustments to EBITDA as for Adjusted EBITDA and, additionally, exclude EBITDA from discontinued operations and gains and losses on the disposition of non-hotel related assets.

Hotel Operating Profit and Operating Margin

     Hotel operating profit and operating margin are commonly used measures of performance in the industry and give investors a more complete understanding of the operating results over which our individual hotels and operating managers have direct control. We believe that hotel operating profit and operating margin is useful to investors by providing greater transparency with respect to two significant measures used by us in our financial and operational decision-making. Additionally, using these measures facilitate comparisons with other hotel REITs and hotel owners. We present hotel operating profit and hotel operating margin by eliminating corporate-level expenses, depreciation and expenses related to our capital structure. We eliminate-corporate-level costs and expenses because we believe property-level results provide investors with supplemental information into the ongoing operation performance of our hotels and the effectiveness of management in running our business on a property-level basis. We eliminate depreciation and amortization because, even though depreciation and amortization are property-level expenses, these non-cash expenses, which are based on historical cost accounting for real estate assets, implicitly assumes that the value of real estate assets diminishes predictably over time.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2005

Non-GAAP Financial Measures (continued)

Use and Limitations of Non-GAAP Measures.

     Our management and Board of Directors use FFO, Adjusted FFO, EBITDA and Adjusted EBITDA to evaluate the performance of our hotels and to facilitate comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital intensive companies. Same-Store EBITDA is used to provide investors with supplemental information as to the ongoing operating performance of our hotels without regard to those hotels sold or held for sale at the date of presentation.

     The use of these non-GAAP financial measures have certain limitations. FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, hotel operating profit and hotel operating margin, as presented by us, may not be comparable to FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, hotel operating profit and hotel operating margin as calculated by other real estate companies. These measures do not reflect certain expenses that we incurred and will incur, such as depreciation, interest and capital expenditures. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our reconciliations to the GAAP financial measures, and our consolidated statements of operations and cash flows, include interest expense, capital expenditures, and other excluded items, all of which should be considered when evaluating our performance, as well as the usefulness of our non-GAAP financial measures.

     These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. Neither should FFO, FFO per share, Adjusted FFO, Adjusted FFO per share, EBITDA, Adjusted EBITDA or Same-Store EBITDA be considered as measures of our liquidity or indicative of funds available for our cash needs, including our ability to make cash distributions. FFO per share does not measure, and should not be used as a measure of, amounts that accrue directly to the benefit of stockholders. FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, hotel operating profit and hotel operating margin reflect additional ways of viewing our operations that we believe when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2005

Debt Summary
(dollars in thousands)

Debt Outstanding

	Encumbered	Interest Rate At	Maturity	Consolidated
	Hotels	March 31, 2005	Date	Debt
Promissory note	none	4.72%	June 2016	$650
Senior unsecured term notes	none	7.63	Oct. 2007	122,659
Senior unsecured term notes	none	9.00	June 2011	298,472
Senior unsecured term notes(a)	none	7.19	June 2011	290,000

Total unsecured debt		8.02		711,781

Mortgage debt	15 hotels	5.72	July 2009-2014	191,587
Mortgage debt	1 hotel	7.23	Sept. 2005	10,380
Mortgage debt (b)	10 hotels	5.13	May 2006	143,792
Mortgage debt	15 hotels	7.24	Nov. 2007	126,528
Mortgage debt	1 hotel	5.81	August 2008	15,500
Mortgage debt	7 hotels	7.32	April 2009	129,713
Mortgage debt	6 hotels	7.55	June 2009	67,700
Mortgage debt	8 hotels	8.70	May 2010	174,742
Mortgage debt	7 hotels	8.73	May 2010	135,283
Mortgage debt	8 hotels	7.48	April 2011	49,244
Other	1 hotel	9.17	August 2011	5,959

Total secured debt	79 hotels	7.14		1,050,428

Total		7.50%		$1,762,209

(a)	The stated interest rate on this debt is LIBOR (2.6% at March 31, 2005) plus 4.25%. We have swapped $100 million of this floating rate debt for a fixed rate of 7.80%. The resulting weighted average rate on these notes was 7.19% at March 31, 2005.

(b)	This debt has two, one-year extension options, subject to certain contingencies.

Fixed interest rate debt to total debt	74.9%
Weighted average maturity of debt	5 years
Secured debt to total assets	31.7%

     At March 31, 2005, future scheduled principal payments on outstanding debt are as follows (in thousands):

	Secured		Unsecured
Year	Debt		Debt	Total
2005	$27,019		$—	$27,019
2006	161,043	(a)	—	161,043
2007	138,798		125,000	263,798
2008	34,595		—	34,595
2009 and thereafter	689,344		590,650	1,279,994
Premium/(discount)	(371)		(3,869)	(4,240)

Total debt	$1,050,428		$711,781	$1,762,209

(a)	Included is a $145 million non-recourse mortgage loan maturing in 2006, that has two, one-year extension options, subject to certain contingencies.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2005

Debt Summary (continued)

     At March 31, 2005, we had unconsolidated 50 percent investments in ventures that owned an aggregate of 20 hotels. These ventures had approximately $216 million of non-recourse mortgage debt, all of which is secured by hotel assets. Our pro rata share of this non-recourse debt is $108 million.

Financing transactions in 2005:

     On April 8, 2005, we completed the issuance of 5.4 million depositary shares, each representing 1/100 of a share of our 8% Series C Cumulative Redeemable Preferred Stock, with gross proceeds of $135 million. The gross proceeds were used to redeem a like number of our 9% Series B Cumulative Redeemable Preferred Stock. The redemption of the Series B shares will result in a second quarter 2005 charge to income available to common shareholders of $5.2 million related to original issuance cost of the Series B shares redeemed.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2005

PORTFOLIO DATA
Portfolio Distribution at March 31, 2005
(133 consolidated hotels included in continuing operations(a), same store basis)

				% of 2004 Hotel
			% of	Operating
Brand	Hotels	Rooms	Total Rooms	Profit(b)
Embassy Suites	55	13,982	37%	51%
Holiday Inn-branded	39	12,769	33	23
Sheraton-branded	10	3,269	9	10
Doubletree-branded	10	2,206	6	6
Crowne Plaza	12	4,025	10	5
Other	7	1,811	5	5

			% of	% of 2004 Hotel
Top Markets	Hotels	Rooms	Total Rooms	Operating Profit
Atlanta	10	3,061	8%	9%
Dallas	12	3,586	9	5
Los Angeles Area	6	1,492	4	5
Orlando	6	2,219	6	5
Boca Raton/Ft. Lauderdale	4	1,118	3	4
New Orleans	2	746	2	4
Minneapolis	4	955	3	4
Philadelphia	3	1,174	3	3
San Diego	1	600	2	3
Phoenix	3	798	2	3
San Antonio	4	1,189	3	3
Chicago	4	1,239	3	3
San Francisco Bay Area	8	2,690	7	3
Houston	4	1,403	4	3
Washington DC	1	437	1	3

			% of	% of 2004 Hotel
Top Four States	Hotels	Rooms	Total Rooms	Operating Profit
California	19	5,593	15%	16%
Texas	26	7,515	20	14
Florida	16	5,343	14	12
Georgia	12	3,415	9	9

			% of	% of 2004 Hotel
Location	Hotels	Rooms	Total Rooms	Operating Profit
Suburban	59	15,022	39%	39%
Urban	31	10,069	26	27
Airport	28	8,509	23	22
Resort	13	4,044	11	12
Interstate	2	418	1	0

			% of	% of 2004 Hotel
Segment	Hotels	Rooms	Total Rooms	Operating Profit
Upscale all-suite	68	16,848	44%	59%
Full service	39	12,823	34	23
Upscale	23	7,843	21	17
Limited service	3	548	1	1

(a) We have excluded eight hotels, which we anticipate surrendering to the non-recourse debt holder during the second quarter of 2005.

(b) Hotel operating profit is more fully described on page 10 of this supplement.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2005

Detailed Operating Statistics by Brand
(133 consolidated hotels included in continuing operations, same store basis)

	Occupancy (%)
	Three Months Ended March 31,
	2005	2004	% Variance
Embassy Suites Hotels	70.7	69.5	1.7
Holiday Inn-branded hotels	62.8	61.8	1.7
Sheraton-branded hotels	61.7	64.1	(3.7)
Doubletree-branded hotels	65.1	68.6	(5.2)
Crowne Plaza hotels	63.4	61.6	2.8
Other hotels	56.8	54.3	4.6
Total hotels	65.5	64.8	1.0

	ADR ($)
	Three Months Ended March 31,
	2005	2004	% Variance
Embassy Suites Hotels	126.15	119.27	5.8
Holiday Inn-branded hotels	83.19	80.35	3.5
Sheraton-branded hotels	107.78	97.57	10.5
Doubletree-branded hotels	113.77	103.79	9.6
Crowne Plaza hotels	92.35	88.94	3.8
Other hotels	91.39	86.55	5.6
Total hotels	105.24	99.68	5.6

	RevPAR ($)
	Three Months Ended March 31,
	2005	2004	% Variance
Embassy Suites Hotels	89.14	82.87	7.6
Holiday Inn-branded hotels	52.28	49.63	5.3
Sheraton-branded hotels	66.50	62.54	6.3
Doubletree-branded hotels	74.02	71.23	3.9
Crowne Plaza hotels	58.53	54.83	6.7
Other hotels	51.89	47.00	10.4
Total hotels	68.94	64.63	6.7

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2005

Detailed Operating Statistics for FelCor’s Top Markets
(133 consolidated hotels included in continuing operations, same store basis)

	Occupancy (%)
	Three Months Ended March 31,
	2005	2004	% Variance
Atlanta	70.7	67.6	4.6
Dallas	53.3	52.4	1.7
Los Angeles Area	68.6	70.2	(2.3)
Orlando	80.0	75.9	5.3
Boca Raton/Ft. Lauderdale	90.2	87.0	3.7
New Orleans	73.9	66.1	11.8
Minneapolis	65.5	62.6	4.5
Philadelphia	60.7	56.2	8.1
San Diego	81.5	86.4	(5.7)
Phoenix	81.4	81.2	0.3
San Antonio	69.5	69.3	0.2
Chicago	61.4	62.2	(1.2)
San Francisco Bay Area	62.3	61.7	0.8
Houston	69.3	73.7	(6.0)
Washington DC	67.1	70.3	(4.6)

	ADR ($)
	Three Months Ended March 31,
	2005	2004	% Variance
Atlanta	91.15	89.02	2.4
Dallas	95.55	90.87	5.1
Los Angeles Area	114.47	107.40	6.6
Orlando	94.97	83.80	13.3
Boca Raton/Ft. Lauderdale	159.94	139.05	15.0
New Orleans	147.33	147.76	(0.3)
Minneapolis	122.77	120.42	2.0
Philadelphia	102.54	96.14	6.7
San Diego	122.73	114.93	6.8
Phoenix	146.46	137.44	6.6
San Antonio	86.00	84.96	1.2
Chicago	96.51	94.27	2.4
San Francisco Bay Area	110.69	108.04	2.4
Houston	70.01	74.16	(5.6)
Washington DC	147.94	125.96	17.4

	RevPAR ($)
	Three Months Ended March 31,
	2005	2004	% Variance
Atlanta	64.47	60.17	7.1
Dallas	50.89	47.60	6.9
Los Angeles Area	78.48	75.36	4.1
Orlando	75.95	63.64	19.4
Boca Raton/Ft. Lauderdale	144.21	120.90	19.3
New Orleans	108.95	97.74	11.5
Minneapolis	80.36	75.43	6.5
Philadelphia	62.24	54.00	15.3
San Diego	100.03	99.28	0.8
Phoenix	119.25	111.61	6.8
San Antonio	59.73	58.88	1.5
Chicago	59.30	58.63	1.1
San Francisco Bay Area	68.91	66.71	3.3
Houston	48.50	54.63	(11.2)
Washington DC	99.32	88.61	12.1

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2005

Other Performance Statistics
(Consolidated hotels included in continuing operations, for period presented)

Variance to Prior Year

	Occupancy	ADR	RevPAR
	% Variance	% Variance	% Variance
2002:
First Quarter	(11.2)	(7.8)	(18.2)
Second Quarter	(5.1)	(6.3)	(11.1)
Third Quarter	2.4	(4.8)	(2.4)
Fourth Quarter	4.4	(1.3)	3.1
Year 2002	(2.8)	(5.5)	(8.1)
2003:
First Quarter	(1.2)	(4.1)	(5.3)
Second Quarter	(3.0)	(4.8)	(7.6)
Third Quarter	0.3	(2.7)	(2.4)
Fourth Quarter	0.6	(2.3)	(1.7)
Year 2003	(0.6)	(3.8)	(4.4)
2004:
First Quarter 2004	5.2	(0.7)	4.4
Second Quarter 2004	5.5	1.7	7.3
Third Quarter 2004	1.9	2.7	4.6
Fourth Quarter 2004	0.9	2.9	3.9
Year 2004	3.1	1.7	4.9
2005
January	1.9	5.1	7.1
February	0.8	6.2	7.0
March	0.4	5.2	5.7
First Quarter 2005	1.0	5.6	6.7
Estimated April 2005			11.0

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2005

Hotel Portfolio Information

Pro Rata Share of Rooms Owned

		Room Count at
	Hotels	March 31, 2005
Consolidated hotels in continuing operations(a)	141	39,502
Hotels held for sale	2	478
Unconsolidated hotel operations	5	761

Total hotels owned	148	40,741
50% and 51% joint ventures	28	(3,046)
60% joint ventures	2	(390)
90% joint ventures	6	(148)
97% joint venture	1	(10)

Total joint venture owned rooms		(3,594)

Pro rata share of rooms owned		37,147

Capital Expenditures (dollars in thousands)

	Three Months Ended	Year Ended
	March 31, 2005	December 31, 2004
Consolidated hotels:
Improvements and additions to hotels	$26,723	$95,833
% of total revenue	8.8%	7.6%
Unconsolidated hotels (pro rata share):
Improvements and additions to hotels	$1,484	$6,359
% of total revenue	4.0%	4.3%

(a)	Eight of these 141 hotels have been excluded from the operating statistics on pages 16 – 18 of this supplemental information. These eight hotels are expected to be surrendered to the non-recourse mortgage lender in the second quarter of 2005. Under generally accepted accounting principles, hotels to be disposed of other than by sale continue to be included in continuing operations until the actual disposition date. The eight hotels, which are owned by our consolidated partnership with Interstate Hotels & Resorts, are as follows: Fairfield Inn Phoenix, Courtyard by Marriott Atlanta, Fairfield Inn Atlanta, Fairfield Inn Dallas, Fairfield Inn Houston I-10E, Hampton Inn Houston I-10E, Courtyard by Marriott Houston Galleria and Fairfield Inn Houston Galleria.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2005

Hotel Portfolio Information

Sale Hotels

     At March 31, 2005, we included in continuing operations 16 hotels that we are actively marketing for sale. The composition, by brand, of the 16 sale hotels is as follows: Holiday Inn-branded (11), Doubletree branded (2) Embassy Suites (2), and Hampton Inn (1).

     Operating statistics for our consolidated portfolio of 133 hotels included in continuing operations:

	Three Months Ended March 31,
	2005	2004	% Variance
Consolidated in Continuing Operations (133 hotels)
Occupancy (%)	65.5	64.8	1.0
ADR ($)	105.24	99.68	5.6
RevPAR ($)	68.94	64.63	6.7
Sale Hotels (16 hotels)
Occupancy (%)	58.3	54.7	6.5
ADR ($)	71.11	69.29	2.6
RevPAR ($)	41.44	37.90	9.3
Core Hotels (117 hotels)
Occupancy (%)	66.4	66.1	0.5
ADR ($)	109.00	102.84	6.0
RevPAR ($)	72.40	67.98	6.5

For the quarter ended March 31, 2005, the hotel operating margins for the Core Hotels were 21%, while the operating margins for the Sale Hotels were 10%.

Portfolio Changes in 2005

Dispositions:

•	In January 2004 we disposed of the 191-room Holiday Inn in Salt Lake City for gross proceeds of $1.2 million.

•	In April 2005 we disposed of the 181-room Olive Branch Whispering Woods Hotel and Conference Center for gross proceeds of $9.0 million.

Portfolio Changes in 2004

Acquisitions:

•	In March 2004, we purchased the 132-room Santa Monica Holiday Inn for $27 million. This hotel has a premier location across from the Santa Monica Pier and the Santa Monica beaches and will continue to be operated as a full service upscale hotel. This hotel is classified as an upscale hotel by STR because of the high room rates charged in this market.

Dispositions:

•	In 2004 we sold 17 non-strategic hotels for gross proceeds of approximately $157 million.

•	On June 30, 2004, we transferred our leasehold interest in the San Francisco Holiday Inn Select Downtown & Spa to the lessor.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2005

Hotel Portfolio Listing
(as of March 31, 2005)

	State	Rooms	% Owned(a)	Brand
Consolidated Continuing Operations
Birmingham(b)	AL	242		Embassy Suites
Montgomery – East I-85(b)	AL	210		Holiday Inn
Phoenix – Biltmore(b)	AZ	232		Embassy Suites
Phoenix Crescent Hotel(b)	AZ	342		Sheraton
Phoenix Scottsdale/Downtown(b)(c)	AZ	218	51%	Fairfield Inn
Phoenix Tempe(b)	AZ	224		Embassy Suites
Dana Point – Doheny Beach	CA	195		Doubletree Guest Suites
Irvine – Orange County Airport (Newport Beach)	CA	335		Crowne Plaza
Los Angeles – Anaheim (Located near Disneyland Park)(b)	CA	222		Embassy Suites
Los Angeles – Covina/I-10(b)	CA	259	50%	Embassy Suites
Los Angeles – El Segundo – International Airport – South	CA	349	97%	Embassy Suites
Milpitas – Silicon Valley(b)	CA	266		Embassy Suites
Milpitas – San Jose-North (Milpitas – Silicon Valley)	CA	305		Crowne Plaza
Napa Valley(b)	CA	205		Embassy Suites
Oxnard – Mandalay Beach Resort & Conference Center(b)	CA	248		Embassy Suites
Palm Desert – Palm Desert Resort(b)	CA	198		Embassy Suites
Pleasanton (San Ramon Area)	CA	244		Crowne Plaza
San Diego – On the Bay	CA	600		Holiday Inn
San Francisco – Burlingame Airport	CA	340		Embassy Suites
San Francisco – South San Francisco Airport(b)	CA	312		Embassy Suites
San Francisco – Fisherman’s Wharf	CA	585		Holiday Inn
San Francisco – Union Square	CA	403		Crowne Plaza
San Rafael – Marin County/Conference Center(b)	CA	235	50%	Embassy Suites
Santa Barbara – Goleta(b)	CA	160		Holiday Inn
Santa Monica – Beach at the Pier	CA	132		Holiday Inn
Denver – Aurora(b)	CO	248	90%	Doubletree
Stamford	CT	380		Holiday Inn Select
Wilmington(b)	DE	244	90%	Doubletree
Boca Raton(b)	FL	263		Embassy Suites
Cocoa Beach – Oceanfront	FL	500		Holiday Inn
Deerfield Beach – Boca Raton/Deerfield Beach Resort(b)	FL	244		Embassy Suites
Ft. Lauderdale – 17th Street(b)	FL	358		Embassy Suites
Ft. Lauderdale – Cypress Creek(b)	FL	253		Sheraton Suites
Jacksonville – Baymeadows(b)	FL	277		Embassy Suites
Miami – International Airport(b)	FL	316		Embassy Suites
Miami – International Airport (LeJeune Center)	FL	304		Crowne Plaza
Orlando – International Airport(b)	FL	288		Holiday Inn Select
Orlando – International Drive – Resort(b)	FL	651		Holiday Inn
Orlando – International Drive South/Convention Center(b)	FL	244		Embassy Suites
Orlando– Nikki Bird (Maingate – Walt Disney World Area)	FL	530		Holiday Inn

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2005

Hotel Portfolio Listing
(as of March 31, 2005)

	State	Rooms	% Owned(a)	Brand
Orlando– (North)	FL	277		Embassy Suites
Orlando – Walt Disney World Resort(b)	FL	229		Doubletree Guest Suites
Tampa – Busch Gardens	FL	406		Holiday Inn
Tampa– On Tampa Bay(b)	FL	203		Doubletree Guest Suites
Atlanta – Airport(b)	GA	378		Crowne Plaza
Atlanta – Airport(b)	GA	233		Embassy Suites
Atlanta – Airport-North(b)	GA	493		Holiday Inn
Atlanta – Buckhead(b)	GA	317		Embassy Suites
Atlanta – Downtown(b)(c)	GA	211	51%	Courtyard by Marriott
Atlanta – Downtown(b)(c)	GA	242	51%	Fairfield Inn
Atlanta – Galleria(b)	GA	278		Sheraton Suites
Atlanta – Gateway – Atlanta Airport	GA	395		Sheraton
Atlanta – Perimeter – Dunwoody(b)	GA	250		Holiday Inn Select
Atlanta – Perimeter Center(b)	GA	241	50%	Embassy Suites
Atlanta – Powers Ferry(b)	GA	296		Crowne Plaza
Atlanta – South (I-75 & US 41) (b)	GA	180		Holiday Inn
Brunswick(b)	GA	130		Embassy Suites
Columbus – North (I-185 at Peachtree Mall)	GA	224		Holiday Inn
Davenport	IA	288		Holiday Inn
Chicago – The Allerton	IL	443		Crowne Plaza
Chicago – Lombard/Oak Brook(b)	IL	262	50%	Embassy Suites
Chicago – Northshore/Deerfield (Northbrook) (b)	IL	237		Embassy Suites
Chicago O’Hare Airport(b)	IL	297		Sheraton Suites
Moline – Airport	IL	216		Holiday Inn
Moline – Airport Area	IL	110		Holiday Inn Express
Indianapolis – North(b)	IN	221	50%	Embassy Suites
Kansas City – Overland Park(b)	KS	199	50%	Embassy Suites
Lexington(b)	KY	155		Sheraton Suites
Lexington – Lexington Green(b)	KY	174		Hilton Suites
Baton Rouge(b)	LA	223		Embassy Suites
New Orleans(b)	LA	372		Embassy Suites
New Orleans – French Quarter(b)	LA	374		Holiday Inn
Boston – Government Center	MA	303		Holiday Inn Select
Boston – Marlborough(b)	MA	229		Embassy Suites
Baltimore – BWI Airport(b)	MD	251	90%	Embassy Suites
Troy – North (Auburn Hills) (b)	MI	251	90%	Embassy Suites
Bloomington(b)	MN	219		Embassy Suites
Minneapolis – Airport(b)	MN	310		Embassy Suites
Minneapolis – Downtown	MN	216		Embassy Suites
St. Paul – Downtown(b)	MN	210		Embassy Suites
Kansas City – NE I-435 North (At Worlds of Fun)(b)	MO	165		Holiday Inn
Kansas City – Plaza(b)	MO	266	50%	Embassy Suites
Jackson – North	MS	222		Holiday Inn & Suites
Charlotte(b)	NC	274	50%	Embassy Suites
Charlotte SouthPark	NC	208		Doubletree Guest Suites
Raleigh(b)	NC	203		Doubletree Guest Suites
Raleigh – Crabtree(b)	NC	225	50%	Embassy Suites

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2005

Hotel Portfolio Listing
(as of March 31, 2005)

	State	Rooms	% Owned(a)	Brand
Omaha – Central	NE	187		Doubletree Guest Suites
Omaha – Central	NE	129		Hampton Inn
Omaha – Central (I-80)	NE	383		Holiday Inn
Omaha – Old Mill(b)	NE	223		Crowne Plaza
Parsippany(b)	NJ	274	50%	Embassy Suites
Piscataway – Somerset(b)	NJ	224		Embassy Suites
Secaucus – Meadowlands(b)	NJ	261	50%	Embassy Suites
Cleveland – Downtown	OH	268		Embassy Suites
Tulsa – I-44(b)	OK	244		Embassy Suites
Philadelphia – Center City	PA	445		Crowne Plaza
Philadelphia – Historic District(b)	PA	364		Holiday Inn
Philadelphia – Society Hill(b)	PA	365		Sheraton
Pittsburgh – At University Center (Oakland)(b)	PA	251		Holiday Inn Select
Charleston – Mills House (Historic Downtown)(b)	SC	214		Holiday Inn
Myrtle Beach – At Kingston Plantation	SC	255		Embassy Suites
Myrtle Beach Resort	SC	385		Hilton
Knoxville – Central At Papermill Road(b)	TN	240		Holiday Inn
Nashville – Airport/Opryland Area	TN	296		Embassy Suites
Nashville – Opryland/Airport (Briley Parkway)	TN	382		Holiday Inn Select
Amarillo – I-40	TX	248		Holiday Inn
Austin(b)	TX	189	90%	Doubletree Guest Suites
Austin – North(b)	TX	260	50%	Embassy Suites
Austin – Town Lake (Downtown Area)(b)	TX	320		Holiday Inn
Corpus Christi(b)	TX	150		Embassy Suites
Dallas	TX	295		Crowne Plaza Suites
Dallas – At Campbell Centre	TX	300	90%	Doubletree
Dallas – Dallas Park Central	TX	114		Staybridge Suites
Dallas – DFW International Airport-North(b)	TX	164		Harvey Suites
Dallas – DFW International Airport-South(b)	TX	305		Embassy Suites
Dallas – Love Field(b)	TX	248		Embassy Suites
Dallas – Market Center(b)	TX	354		Crowne Plaza
Dallas – Market Center(b)	TX	244		Embassy Suites
Dallas – Park Central	TX	438	60%	Sheraton
Dallas – Park Central	TX	536	60%	Westin
Dallas – Park Central Area(b)	TX	279		Embassy Suites
Dallas – Regal Row(b)(c)	TX	203	51%	Fairfield Inn
Dallas – West End/Convention Center	TX	309		Hampton Inn
Houston – Greenway Plaza Area(b)	TX	355		Holiday Inn Select
Houston – I-10 East(b)(c)	TX	160	51%	Fairfield Inn
Houston – I-10 East(b)(c)	TX	90	51%	Hampton Inn
Houston – I-10 West & Hwy. 6 (Park 10 Area)	TX	349		Holiday Inn Select
Houston – Intercontinental Airport(b)	TX	415		Holiday Inn
Houston – Medical Center(b)	TX	284		Holiday Inn & Suites
Houston – Near the Galleria(b)(c)	TX	209	51%	Courtyard by Marriott
Houston – Near the Galleria(b)(c)	TX	107	51%	Fairfield Inn
San Antonio – Downtown (Market Square)	TX	315		Holiday Inn
San Antonio – International Airport(b)	TX	261	50%	Embassy Suites

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2005

Hotel Portfolio Listing
(as of March 31, 2005)

	State	Rooms	% Owned(a)	Brand
San Antonio – International Airport(b)	TX	397		Holiday Inn Select
San Antonio – N.W. I-10(b)	TX	216	50%	Embassy Suites
Waco – I-35	TX	170		Holiday Inn
Burlington Hotel & Conference Center(b)	VT	309		Sheraton
Vienna – At Tysons Corner(b)	VA	437	50%	Sheraton

Canada
Toronto – Airport	Ontario	445		Holiday Inn Select
Toronto – Yorkdale	Ontario	370		Holiday Inn
Hotel Included in Discontinued Operations
St. Louis – Downtown	MO	297		Embassy Suites
Olive Branch Whispering Woods Hotel and Conference Center(d)	MS	181		Independent
Unconsolidated Operations
Hays(b)	KS	114	50%	Hampton Inn
Hays(b)	KS	191	50%	Holiday Inn
Salina(b)	KS	192	50%	Holiday Inn
Salina – I-70(b)	KS	93	50%	Holiday Inn Express & Suites
New Orleans – Chateau LeMoyne (In French Quarter/Historic Area)(b)	LA	171	50%	Holiday Inn

(a)	We own 100% of the real estate interests unless otherwise noted.

(b)	This hotel is encumbered by mortgage debt or capital lease obligation.

(c)	We currently expect to surrender this hotel to the non-recourse debt holder in the second quarter of 2005.

(d)	This hotel was sold subsequent to March 31, 2005.